Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned President & CEO & Chairman of the Board of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Robert T. Maher as the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of December 18, 2014.

Larry R. King

Larry R. King, President & CEO & Chairman of the Board
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of December 18, 2014, appeared Larry R. King, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

GENERAL NOTARY - State of Nebraska
DARLIS J. VAUBLE
My Comm. Exp. May 3, 2017

Darlis J Vauble

Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Executive Vice President, Finance & Treasurer of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King as the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may do or cause to be done by virtue hereof. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of December 29, 2014.

Robert T. Maher, Executive Vice President, Finance & Treasurer
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of Nebraska)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of December 29, 2014, appeared Robert T. Maher, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

GENERAL NOTARY - State of Nebraska
DARLIS J. VAUBLE
My Comm. Exp. May 3, 2017

Notary Public

My commission expires: May 3, 2017

Power of Attorney

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Vice President of Accounting Services of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society ("Woodmen"), a fraternal benefit society organized under the laws of the state of Nebraska, the Depositor of Woodmen Variable Annuity Account, does hereby appoint Larry R. King and Robert T. Maher, and each of them severally, the undersigned's true and lawful attorney-in-fact, with power of substitution for the undersigned and in the undersigned's name, place and stead, to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statement and any and all amendments thereto, filed by Woodmen under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with the registration of the Woodmen Variable Annuity contracts (File No. 333-101231), issued through Woodmen Variable Annuity Account, and to have full power and authority to do or cause to be done in the undersigned's name, place and stead each and every act and thing necessary or appropriate to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others. The duration of such powers shall not be affected by the lapse of time, and all such powers shall remain in effect until express revocation by Woodmen, the execution of these same powers to any other individual, or expiration by operation of law.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this the day of December 18, 2014.

Annette M. Devine

Annette M. Devine, Vice President, Accounting Services
Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

State of NE)
) SS
County of Douglas)

Acknowledgment

Before me, the undersigned notary public, in and for the county and state above named, on this day of December 18, 2014, appeared Annette M. Devine, known by me personally, and known personally by me to be the exact person so identified, who having been first placed upon his oath, did swear or affirm that his signature to the above Power of Attorney was his voluntary act and deed.

Brenda Van Cleave

Notary Public

My commission expires: Nov 5 2015

GENERAL NOTARY - State of Nebraska
BRENDA VAN CLEAVE
My Comm. Exp. November 5, 2015